CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of CytoGenix, Inc. (the "Company") on Form 1O-KSB for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Malcolm H. Skolnick, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Annual Report of CytoGenix, Inc. on form 10-KSB for the year ended December 31, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in such Annual Report of CytoGenix, Inc. on form 10-KSB fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Malcolm H. Skolnick

Malcolm H. Skolnick

Chief Executive Officer

April 14, 2005